ALPHAMARK INVESTMENT TRUST
Supplement dated April 9, 2015
To the December 19, 2014
Statutory Prospectus of

AlphaMark Large Cap Growth Fund
AlphaMark Small Cap Growth Fund

This Supplement updates certain information contained in the statutory Prospectus of the AlphaMark Large Cap Growth Fund and the AlphaMark Small Cap Growth Fund, each a series of AlphaMark Investment Trust (the "Trust"), and the summary prospectus for AlphaMark Small Cap Growth Fund, both dated December 19, 2014.  You should retain this Supplement for future reference.  Copies of the Summary Prospectus, statutory Prospectus and Statement of Additional Information, as supplemented, may be obtained free of charge by calling us at 1.866.420.3350.
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Effective immediately, the AlphaMark Small Cap Growth Fund (the "Small Cap Fund") has terminated the public offering of its shares.  Shares of the Small Cap Fund are no longer available for purchase.

The Fund's Board of Trustees has approved the redemption by the Trust of all of the shares of the Small Cap Fund as being in the best interests of the Fund and its shareholders.  It is anticipated that all outstanding shares of the Small Cap Fund will be redeemed and the Fund will discontinue operations on April 30, 2015.

Shareholders may continue to redeem their shares on each business day during the Small Cap Fund's redemption process.  As part of this process, the Small Cap Fund's portfolio securities will be sold in an orderly manner in order to calculate the Fund's final distribution and to meet redemptions.  As a result, the Small Cap Fund's normal exposure to investments in small cap equity securities will be reduced and eventually eliminated and shareholders should not expect the Fund to achieve its stated investment objective during the redemption process.

Effective immediately, the Small Cap Fund will waive any redemption fees.

As noted above, the Small Cap Fund expects that the final redemption of all of its remaining outstanding shares will occur on April 30, 2015.  Any remaining shareholders on such date will receive a redemption payment equal to the shareholder's proportionate interest in the remaining assets of the Small Cap Fund and such proceeds will be transmitted to the shareholder's address of record.  During this redemption process, shareholder service representatives will be available to answer any questions regarding the closing of the Small Cap Fund.  Shareholder service representatives can be reached by calling 1-866-420-3350.

For shareholders holding shares of the Small Cap Fund in taxable accounts, this transaction will be considered a sale of Fund shares by shareholders for tax purposes.  Please consult your tax advisor if you have any tax related questions.

Shareholders invested in the Small Cap Fund through an Individual Retirement Account (IRA) or other tax-deferred account may be able to defer taxable gains resulting from the redemption.  Such shareholders should consult with their own tax advisors regarding the rules for rollover or other reinvestment of the redemption proceeds.  These shareholders may choose, prior to the redemption date, to authorize a direct transfer of their retirement account assets to another tax-deferred retirement account.  If they do not so elect, they will generally have 60 days from the redemption date to invest the proceeds in another IRA or qualified retirement account; otherwise the proceeds may be required to be included in the shareholder's taxable income for the current tax year, possibly with an additional penalty for premature withdrawal from the qualified retirement account.

Investors Should Retain This Supplement for Future Reference